UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

HICKOK INCORPORATED

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Hickok Incorporated

Notice of 2019 Annual Meeting of Shareholders

and

Proxy Statement

Hickok Incorporated

10514 Dupont Avenue

Cleveland, Ohio 44108

April 11, 2019

Dear Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Hickok Incorporated (the “Company”). The 2019 Annual Meeting will be held at our office located at 10514 Dupont Avenue, Cleveland, Ohio 44108, on Friday May 10, 2019, beginning at 10:00 a.m. EST.

Included with this letter is a Notice of the 2019 Annual Meeting of Shareholders and information relating to the proxy sought from shareholders in connection therewith. Please review the enclosed materials for detailed information regarding the following proposals, each of which will be submitted to the shareholders at the 2019 Annual Meeting:

1.	To elect six Directors;
2.

To approve the issuance of shares of Class B Common Stock of the Company in connection with the conversion of indebtedness outstanding under loan agreements with First Francis Company Inc. and Roundball LLC;

3.	To approve and adopt the Company’s Amended and Restated 2013 Omnibus Equity Plan; and
4.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for 2019.

The material delivered herewith also contains details regarding executive officer and Director compensation and other corporate governance matters, as well as important information relating to the 2019 Annual Meeting and proxy requested in connection therewith. The materials included herewith are first being mailed to our shareholders on or about April 15, 2019.

Your vote is very important. Whether or not you plan to attend the 2019 Annual Meeting, please cast your vote at your earliest convenience by completing the enclosed Proxy Card and returning it to the Company in accordance with the instructions set forth herein. Your vote by proxy before the 2019 Annual Meeting will ensure representation of your shares at the 2019 Annual Meeting even if you are unable to attend. The proxy that you deliver to the Company may be revoked at any time prior to the time it is voted at the 2019 Annual Meeting. As such, you may still vote your shares at the 2019 Annual Meeting if you ultimately decide to attend, even if you have previously signed and returned the enclosed Proxy Card.

We look forward to sharing more information with you about the Company at the 2019 Annual Meeting. Thank you for your continued support of Hickok Incorporated.

Sincerely,

/s/ Brian E. Powers

Brian E. Powers

Chairman and Chief Executive Officer

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Hickok Incorporated to be held on Friday May 10, 2019: The Proxy Statement contained herein and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available at our website: www.hickok-inc.com.

HICKOK INCORPORATED

Notice of 2019 Annual Meeting of Shareholders

and Proxy Statement

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

INFORMATION REGARDING THE SOLICITATION OF PROXIES	2

INFORMATION REGARDING THE VOTING OF COMMON SHARES	3

SHAREHOLDER VOTE REQUIRED TO APPROVE PROPOSALS	4

RECOMMENDATIONS OF THE BOARD OF DIRECTORS	5

BENEFICIAL OWNERSHIP OF COMMON SHARES	6

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES	10

DIRECTOR NOMINEES	11

TRANSACTIONS WITH MANAGEMENT	12

CORPORATE GOVERNANCE MATTERS	15

DIRECTOR COMPENSATION	17

AUDIT COMMITTEE REPORT	18

PROPOSAL 2: APPROVAL OF ISSUANCE OF CLASS B COMMON SHARES TO FIRST FRANCIS COMPANY INC. AND ROUNDBALL LLC	19

PROPOSAL 3: APPROVAL AND ADOPTION OF AMENDED AND RESTATED 2013 OMNIBUS EQUITY PLAN	20

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

SHAREHOLDER PROPOSALS AT 2020 ANNUAL MEETING AND OTHER MATTERS	32

Hickok Incorporated

10514 Dupont Avenue

Cleveland, Ohio 44108

April 11, 2019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF HICKOK INCORPORATED

TO BE HELD FRIDAY MAY 10, 2019

The 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Hickok Incorporated (the “Company,” “we,” “us,” or “our”) will be held at our office located at 10514 Dupont Avenue, Cleveland, Ohio 44108, on Friday May 10, 2019, beginning at 10:00 a.m. EST, for the following purposes:

1.

To elect as Directors the six (6) nominees named in the proxy statement and recommended by the Board of Directors (the “Board”) to a term of office that will expire at the 2020 Annual Meeting of the Shareholders;

2.

To approve the issuance of shares of Class B Common Stock of the Company in connection with the conversion of indebtedness outstanding under loan agreements with First Francis Company Inc. and Roundball LLC;

3.

To approve and adopt the Company’s Amended and Restated 2013 Omnibus Equity Plan, pursuant to which the number of shares of Class A Common Stock reserved for issuance thereunder would be increased from 150,000 to 400,000;

4.	To ratify the appointment of Meaden & Moore, Ltd as the Company’s the independent registered public accounting firm for the fiscal year ending December 31, 2019; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 11, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2019 Annual Meeting and any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ Brian E. Powers

Brian E. Powers, Chairman of the Board and Chief Executive Officer

IMPORTANT: PLEASE FILL IN AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO THE COMPANY USING THE ACCOMPANYING ENVELOPE, EVEN IF YOU DO NOT EXPECT TO ATTEND THE EXPECT TO ATTEND THE 2019 ANNUAL MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2019 ANNUAL MEETING. AS SUCH, YOU MAY STILL VOTE YOUR SHARES SHOULD YOU DECIDE TO ATTEND THE 2019 ANNUAL MEETING EVEN IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

Hickok Incorporated

10514 Dupont Avenue

Cleveland, Ohio 44108

April 11, 2019

__________________________________________

PROXY STATEMENT

FOR THE

2019 ANNUAL MEETING OF SHAREHOLDERS

        OF HICKOK INCORPORATED

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Hickok Incorporated, an Ohio corporation (the “Company,” “we,” “us,” or “our”), of the enclosed form of proxy for use at the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) to be held on Friday May 10, 2019.

INFORMATION REGARDING

THE SOLICITATION OF PROXIES

This Proxy Statement is being furnished to shareholders of the Company in connection with the solicitation of proxies by the Board for use at the 2019 Annual Meeting and any adjournments or postponements that may occur. The time, place and purposes of the 2019 Annual Meeting are set forth in the Notice of 2019 Annual Meeting of Shareholders (the “Notice”), which accompanies this Proxy Statement. This Proxy Statement is dated April 11, 2019, and is first being mailed to our shareholders on or about April 15, 2019.

■ Solicitation of Proxies; Related Expenses: As a shareholder of the Company, you are entitled to vote on the important proposals described in this proxy statement. Since it is not practical for all shareholders to attend the 2019 Annual Meeting and vote in person, the Board is seeking your proxy to vote on matters submitted to the shareholders for approval. The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

■ Revocation of Proxies: Any person giving a Proxy pursuant to this solicitation may revoke it at any time prior to the voting of such Proxy at the 2019 Annual Meeting. The General Corporation Law of Ohio provides that a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by a later appointment received by the Company or by giving notice of revocation to the Company in writing, in a verifiable communication, or in open meeting. The mere presence of a shareholder at the 2019 Annual Meeting is not sufficient to constitute a valid revocation of a Proxy that was previously-executed and delivered to the Company.

INFORMATION REGARDING

THE VOTING OF COMMON SHARES

AT THE 2019 ANNUAL MEETING

■ Record Date; Number of Shares Entitled to Vote: The Board has established March 11, 2019 as the record date for the 2019 Annual Meeting (the “Record Date”). Shareholders who own shares of Class A Common Stock and/or shares of Class B Common Stock of the Company (collectively, the “Common Shares”) at the close of business on such Record Date are entitled to notice of and to vote at the 2019 Annual Meeting. As of the Record Date, there were 2,123,806 shares of Class A Common Stock (collectively, the “Class A Common Shares”) and 596,848 shares of Class B Common Stock (collectively, the “Class B Common Shares”) outstanding and entitled to vote at the 2019 Annual Meeting.

■ Voting Rights: Holders of Class A Common Shares are entitled to one (1) vote for each Class A Common Share owned as of the Record Date. Holders of Class B Common Shares are entitled to three (3) votes for each Class B Common Share owned as of the Record Date.

■ Quorum: Pursuant to the applicable provisions of the General Corporation Law of Ohio and the Amended and Restated Code of Regulations of the Company, a quorum of shareholders will be present at the 2019 Annual Meeting if holders of at least a majority of the Common Shares outstanding as of the Record Date are present in person or by proxy at the 2019 Annual Meeting. In accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board (the “Inspectors of Election”) will determine the presence of a quorum of shareholders at the 2019 Annual Meeting. The Inspectors of Election intend to treat properly executed proxies marked “abstain” as “present” for these purposes. The Inspectors of Election will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the 2019 Annual Meeting.

■ Voting of Common Shares: If you are a shareholder of record as of the Record Date, you may vote your Common Shares in person at the 2019 Annual Meeting, or by signing and returning the Proxy Card enclosed. If you hold Common Shares through a broker or nominee, you may vote in person at the 2019 Annual Meeting only if you have obtained a signed proxy from your broker or nominee giving you the right to vote your shares. If you hold Common Shares in street name through a broker or other nominee, you should follow their instructions on how to vote your shares, which may include electronic voting instructions. Brokerage firms have the authority under stock exchange rules to vote shares on certain “routine” matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. Proposal 4 related to the ratification of the appointment of the Company's independent registered public accounting firm is a routine matter, but the other proposals in this Proxy Statement are non-routine matters. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

■ Voting by Proxy: All validly-executed Proxies delivered pursuant to this solicitation will be voted at the 2019 Annual Meeting, in each instance in accordance with any directions contained therein. If no directions are given, a validly-executed Proxy will be voted in favor of each of the proposals described in this Proxy Statement. The Board of Directors does not know of any matters to be presented at the 2019 Annual Meeting other than those stated in the Notice of Annual Meeting of Shareholders. However, if other matters properly come before the 2019 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote based on their best judgment on any other matters unless instructed to do otherwise.

SHAREHOLDER VOTE REQUIRED

TO APPROVE PROPOSALS

■ Vote Required for the Election of Director Nominees: The nominees receiving the greatest number of votes will be elected. The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the 2019 Annual Meeting, or any adjournments thereof, for the election as Directors of the nominees named in this Proxy Statement unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. Abstentions and broker non-votes will have no effect on the election of Directors. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of such nominees elected to the Board of Directors. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

■ Vote Required to Approve the Issuance of Class B Common Shares of the Company: Pursuant to the Amended and Restated Articles of Incorporation of the Company, the written consent or the affirmative vote of the holders of two-thirds (2/3) of the outstanding Class A Common Shares is required to effect or validate the issuance of any additional Class B Common Shares. In voting for the proposal, votes may be cast in favor, against or abstained. Abstentions and broker non-votes will have the same effect as a vote “against” the proposal.

■ Vote Required to Approve Other Stated Proposals: The other proposals identified in this Proxy Statement to be submitted to the shareholders at the 2019 Annual Meeting will be decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the 2019 Annual Meeting. In voting for such proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

■ Vote Required to Approve Additional Proposals (if any): Any additional questions and matters brought before the 2019 Annual Meeting will be, unless otherwise provided by the Amended and Restated Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the 2019 Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

RECOMMENDATIONS

OF THE BOARD OF DIRECTORS

The Board recommends that shareholders vote:

■	IN FAVOR OF the election of the six (6) Director nominees for a one-year term expiring at the 2020 Annual Meeting of Shareholders.

■

IN FAVOR OF the issuance of shares of Class B Common Stock of the Company in connection with the conversion of indebtedness outstanding under loan agreements with First Francis Company Inc. and Roundball LLC.

■

IN FAVOR OF the approval and adoption of the Company’s Amended and Restated 2013 Omnibus Equity Plan, pursuant to which the number of shares of Class A Common Stock reserved for issuance thereunder would be increased from 150,000 to 400,000; and

■	IN FAVOR OF the ratification of the appointment of Meaden & Moore, Ltd as the Company’s the independent registered public accounting firm for the fiscal year ending December 31, 2019.

***

BENEFICIAL OWNERSHIP

OF COMMON SHARES

The following table sets forth, as of March 11, 2019 (unless otherwise noted), the beneficial ownership of the Company’s Common Shares by:

■	each person or group known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Shares;

■	each Director, each Director nominee identified in this Proxy Statement, and each Named Executive Officer of the Company; and

■	all of the Company’s Directors and executive officers as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the Common Shares beneficially owned by them. The address of each Director, nominee for Director, and executive officer is 10514 Dupont Avenue, Cleveland, Ohio 44108. As of March 11, 2019, there were 2,123,806 Class A Common Shares and 596,848 Class B Common Shares outstanding.

Name	Number / Class of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
Directors and Executive Officers
Edward F. Crawford	557,848 Class A Common Shares (10) (13) 148,838 Class B Common Shares (13)	25.1% 24.9%
Matthew V. Crawford	1,312,144 Class A Common Shares (7) (8) (13) 259,968 Class B Common Shares (9) (13)	49.5% 43.6%
Brian E. Powers	60,000 Class A Common Shares	2.8%
Steven H. Rosen	757,407 Class A Common Shares (7) (8) (10) 105,056 Class B Common Shares (9)	29.7% 17.6%
Kirin M. Smith	70,049 Class A Common Shares (11) (12)	3.3%
Kelly J. Marek	21,000 Class A Common Shares	*
All Directors and Executive Officers (as a group)	1,931,041 Class A Common Shares(14) 408,806 Class B Common Shares	71.9% 68.5%
Other Principal Beneficial Owners
Janet H. Slade(2) 5862 Briar Hill Drive Solon, Ohio 44139	253 Class A Common Shares (3) 30,000 Class B Common Shares (3)	* 5.0%
Patricia H. Aplin(2) 1178 Bellingham Drive Oceanside, CA 92057	112,752 Class A Common Shares (4) (5) 118,042 Class B Common Shares (4) (5)	5.3% 19.8%

Name	Number / Class of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
Jennifer Elliot 1178 Bellingham Drive Oceanside, CA 92057	112,752 Class A Common Shares (4) (5) 118,042 Class B Common Shares (4) (5)	5.3% 19.8%
Intrinsic Value Capital, L.P. 708 Greenwich Street New York, New York 10014	51,114 Class A Common Shares (11)	2.4%
Roundball LLC 1660 West 2nd Street, Suite 1100 Cleveland, Ohio 44113	747,407 Class A Common Shares (7) (8) 105,056 Class B Common Shares (9)	29.3% 17.6%
Three Bears Trust 1660 West 2nd Street, Suite 1100 Cleveland, Ohio 4412	747,407 Class A Common Shares (7) (8) 105,056 Class B Common Shares (9)	29.3% 17.6%
First Francis Company Inc. 6065 Parkland Boulevard Cleveland, OH 44124	1,001,250 Class A Common Shares (13) 303,750 Class B Common Shares (13)	45.5% 50.9%
SC Fundamental Value Fund LP 747 Third Avenue New York, NY 10017	40,000 Class B Common Shares (6)	6.7%

* Less than one percent.

(1)

Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power with respect to such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with said Rule.

(2)	Daughter of the late Robert D. Hickok.

(3)	The ownership of 253 Class A Common Shares and 30,000 Class B Common Shares held by the Florence Janet Slade Trust is attributed to Ms. Slade pursuant to the Securities and Exchange Commission rules.

(4)	Shares are held by the Aplin Family Trust.

(5)	The ownership of 112,752 Class A Common Shares and 118,042 Class B Common Shares held by the Aplin Family Trust are attributed to Mrs. Elliott pursuant to the Securities and Exchange Commission rules.

(6)	Shares acquired in October 2018.

(7)

According to Schedule 13D/A filed January 13, 2015 with the Securities and Exchange Commission, Roundball LLC, The Three Bears Trust and Matthew V. Crawford, and Steven H. Rosen have shared voting and dispositive power over 747,407 shares of the Company’s Class A Common Shares (or 29.1% of the Class). Roundball LLC, The Three Bears Trust and Matthew V. Crawford, and Steven H. Rosen have shared voting and dispositive power over 95,000 shares of the Company’s Class B Common Shares and furthermore Roundball LLC has entered into a 10 year voting agreement with Gretchen Hickok with respect to Ms. Hickok’s 10,056 Class B Common Shares.

(8)

Includes 326,489 Class A Common Shares which may be acquired by Roundball LLC upon the conversion of an immediately convertible promissory note, 100,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable warrants, which are attributed to Mr. Matthew V. Crawford, Three Bears Trust, and Mr. Rosen pursuant to the Securities and Exchange Commission rules. The ownership of 320,918 Class A Common Shares held by Roundball LLC are attributed to Mr. Matthew V. Crawford, Three Bears Trust, and Mr. Rosen pursuant to the Securities and Exchange Commission rules.

(9)

The beneficial ownership of 105,056 Class B Common Shares held by Roundball LLC is attributed to Mr. Matthew V. Crawford, Three Bears Trust, and Mr. Rosen pursuant to the Securities and Exchange Commission rules.

(10)	Includes 1,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(11)

According to Schedule 13D/A filed January 18, 2011 with the Securities and Exchange Commission, the following reporting persons have shared voting and shared dispositive power over 51,114 shares of the Company’s Class A Common Shares: Intrinsic Value Capital, L.P., Glaubman & Rosenberg Partners, LLC, b & Rosenberg Advisors, LLC, Joseph Hain and Kirin Smith. According to a Form 4 filed January 18, 2011, Joseph Hain has sole voting and dispositive power over an additional 4,150 such shares (for a total, combined with the above mentioned 51,114 shares, of 55,264 shares), and Kirin Smith has sole voting and dispositive power over an additional 9,935 such shares (for a total, combined with the above mentioned 51,114 shares, of 61,049 shares).

(12)	Includes 3,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(13)

Includes 100,000 Class A Common Shares which may be acquired by First Francis Company Inc. upon conversion of up to $648,000 of promissory notes. First Francis Company Inc. is owned and controlled 49% by Mr. Edward Crawford and 51% by Mr. Matthew Crawford. The table assumes that Messrs. Edward Crawford and Matthew Crawford share the beneficial ownership of the Company stock in accordance with their ownership of First Francis Company Inc.

(14)

Includes 560,156 Class A Common Shares which the Directors and the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable convertible notes, options, warrants and unvested restricted stock awards.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Under the U.S. securities laws, specifically, Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers, and beneficial owners of more than 10% of our Common Shares are required to report their initial ownership of common shares and any subsequent changes in that ownership to the Securities and Exchange Commission (the “SEC”). Due dates for the reports are specified by those laws, and we are required to disclose in this proxy statement any failure in the past year to file by the required dates. Based solely on written representations of our Directors and executive officers and on copies of the reports that they have filed with the SEC, and other than as described below, it is our belief that all of our Directors and executive officers complied with all Section 16(a) filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2018, except for (1) the award of 6,000 restricted shares to the Chief Financial Officer and (2) the award of 10,000 restricted shares to the Chief Executive Officer, each on January 5, 2019, which were reported late on amendments to Form 4 filed on May 29, 2019 due to an inadvertent error.

PROPOSAL 1:

ELECTION OF DIRECTOR NOMINEES

■ The Board: The Amended and Restated Code of Regulations of the Company requires that the Board of Directors consist of at least five (5) but not more than ten (10) members. The number of Directors of the Company is presently fixed at eight (8). The term of office of each Director expires annually. The individuals elected to the office of Director at the 2019 Annual Meeting will hold office until the earlier of the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Roundball LLC has been provided with certain rights to nominate individuals for election to the Board pursuant to the terms of a Convertible Loan Agreement, described in detail in the “Transactions with Management” section of this Proxy Statement.

■ Number of Directors; Vacancies: The Board has determined that the number of Directors should remain fixed at eight (8) and desires to elect nominees to six (6) of such directorships, leaving two (2) vacant seats on the Board. The Board of Directors believes that the election of two less Directors than the number authorized will provide the Board with flexibility during the year to appoint additional members to the Board, when and if an individual whose services would be beneficial to the Company and its shareholders is identified. Additionally, this flexibility will enable the Company to comply with the director designating rights described below.

■ Election of Nominees: The Board has determined that six (6) of the eight (8) seats on the Board of Directors should be filled by the nominees hereinafter named and is submitting such determination to the shareholders the nominees hereinafter named. Information about each of the Director nominees is set forth on the following page. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. The Board is seeking the approval of the shareholders at the 2019 Annual Meeting to elect the six (6) nominees identified herein to serve on the Board of Directors for a term expiring at the earlier of the 2020 Annual Shareholders’ Meeting or until their successors have been duly elected and qualified.

■ Voting; Approval Requirements: The nominees receiving the greatest number of votes will be elected. The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the 2019 Annual Meeting, or any adjournments thereof, for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. Abstentions and broker non-votes will have no effect on the election of Directors.

■ Cumulative Voting: If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of nominees elected to the Board of Directors. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

■ Board Recommendation: The Board recommends that shareholders vote IN FAVOR OF the election of the six (6) Director nominees for a one-year term expiring at the 2020 Annual Meeting of Shareholders.

DIRECTOR NOMINEES

Edward F. Crawford was appointed to the Board in 2012. In 2018, Mr. Crawford was named President and Director of Park-Ohio Holdings Corp. (a publicly-traded diversified international holding company, “Park Ohio”). From 1997 to 2003, Mr. Crawford was the President of, and since 1964 has been the Chairman and Chief Executive Officer of, The Crawford Group (a venture capital, management consulting company). Mr. Crawford has amassed extensive knowledge of public and private company strategies and operations and brings to the Board his experience in leading a variety of private enterprises for over 40 years. Edward F. Crawford is the father of Matthew V. Crawford.

Matthew V. Crawford was appointed to the Board in 2014. In 2018, Mr. Crawford was elected Chairman of the Board of Directors and appointed as Chief Executive Officer of Park Ohio in 2018. Prior to that, he served as President and Chief Operating Officer since 2003 and has served on the Park Ohio Board since 1997. Mr. Crawford has served as the President of The Crawford Group (a venture capital, management consulting company) since 1995. Mr. Crawford has amassed extensive knowledge of public and private company strategies and operations. Mr. Crawford has been designated to serve per the Roundball LLC contractual rights under the Convertible Loan Agreement. Matthew V. Crawford is the son of Edward F. Crawford.

Brian E. Powers was appointed to the Board in 2014 was appointed as President and Chief Executive Officer of the Company in September 2016. Prior to joining the Company, Mr. Powers served as Owner of Brian Powers & Associates LLC since 2001(management consulting firm); Chief Administrative Officer and General Counsel of Greencastle LLC (developer of data centers and clean energy projects), 2014-2015; Managing Director of League Park Advisors LLC (mid-market investment banking firm) from 2010 to 2014; Chief Executive Officer of Caxton Growth Partners LLC (strategic management consulting firm) from 2001 to 2010, Mr. Powers brings over 20 years of diverse experience as a business executive, entrepreneur, management consultant, corporate lawyer and investment banker to the Board.

Steven H. Rosen was appointed to the Board in 2012. Mr. Rosen has served as Co-Chief Executive Officer and Co-Founder of Resilience Capital Partners (private equity firm) since 2001. Mr. Rosen brings to the Board an extensive background in mergers and acquisitions, financial analysis and consulting as well as contacts throughout the financial and investing field. Mr. Rosen represents Roundball LLC and has been designated to serve pursuant to Roundball LLC’s contractual right under the Convertible Loan Agreement. Mr. Rosen serves on the Board of Directors for Park-Ohio Holdings Corp., a local public company, and several private companies.

Kirin M. Smith was appointed to the Board in 2009. Mr. Smith has served as Managing Partner of Intrinsic Value Capital, L.P. (fundamental equity investment fund) since November 2005; Chief Operating Officer of ProActive Capital Group (capital markets advisory firm) since January 2012; Assistant Vice President of Financial Dynamics (business and financial communications consultancies) for five years prior to November 2005. Mr. Smith brings an extensive background in financial analysis and consulting to the Board, as well as contacts throughout the financial and investing field. Mr. Smith also represents major Class A Common Stock shareholders, bringing this perspective to the Board as well.

Luis E. Jimenez was appointed to the Board in 2019. Mr. Jimenez is the Co-Founder and Managing Member of Madison Sixty LLC, a private consulting and advisory firm, where he has served since 2014. From 2011 to 2014, Mr. Jimenez was Head Portfolio Manager and Risk Management Officer at OpenArc Asset Management, LLC, an investment and asset management firm. Prior to that, Mr. Jimenez served in portfolio management positions at various hedge fund and asset management firms. Mr. Jimenez brings deep experience and expertise in asset management, investment analysis and risk management to the Board.

TRANSACTIONS WITH MANAGEMENT

During the fiscal year ended December 31, 2018, no transactions were proposed or occurred that are required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934, except as follows:

■ Convertible Loan Agreement with Roundball LLC: The Company has a Convertible Loan Agreement (the “Roundball Convertible Loan Agreement”) with Roundball LLC, an Ohio limited liability company (“Roundball”) affiliated with Matthew V. Crawford and Steven H. Rosen, directors of the Company, the Aplin Family Trust, and solely with respect to Section 3 thereof, Robert L. Bauman, which was originally entered into in December 2011 and which has been amended from time to time. Under the Roundball Convertible Loan Agreement, the Company issued a convertible note to Roundball (the “Roundball Note”) in the principal amount of $466,879.87 (the “Closing Roundball Loan Amount”). The Roundball Note is unsecured, bears interest at a rate of 0.20% per annum and, following an amendment to the Roundball Convertible Loan Agreement on December 28, 2018, has a maturity date of December 30, 2019. All indebtedness under the Roundball Convertible Loan Agreement, including the Roundball Note, is subordinate to indebtedness under the Company’s senior credit facility.

■ Additional Borrowings: Under the Convertible Loan Agreement, at any time prior to the maturity date of the Roundball Note, Roundball has the right, exercisable at its option, to cause the Company to borrow up to an additional $466,879.88 from Roundball (the “Roundball Option”). Each loan made pursuant to the Roundball Option may be made on any business day in such amount as Roundball may determine by notice to the Company and shall bear interest from the date of disbursement of such additional loan. However, Roundball may not exercise the Roundball Option with respect to an amount less than $10,000 unless the aggregate amount of the Roundball Option which has not been exercised is less than such amount, in which case Roundball may only exercise the Roundball Option for the entire remaining amount thereof.

■ Conversion Option: The Notes may be converted by the holders at any time, in whole or in part, into Class A Common Shares of the Company (“Conversion Shares”) at a conversion price of $1.43 per Class A Common Share. The Roundball Note, if the Roundball Option has been exercised in full, may be converted into an additional 326,429 Conversion Shares. In an amendment to the Convertible Loan Agreement on December 28, 2018, the Roundball Option was modified to provide for the option, exercisable by Roundball in its sole discretion, and subject to requisite shareholder approval thereof (which is being sought by the Company in Proposal 2 of this Proxy Statement), to purchase up to 75,000 shares of Class B Common Stock of the Company at a conversion price of $1.43 per Class B Common Share. If the Roundball has not fully converted the Roundball Note into Conversion Shares prior to the maturity date thereof, the Company may, at the discretion of the Board, either pay the outstanding principal and accrued and unpaid interest outstanding under the Roundball Note or convert the Roundball Note, in whole, into Conversion Shares.

■ Other Rights of Roundball LLC: Roundball has also been provided with certain rights to nominate individuals for election to the Company’s Board under the Roundball Convertible Loan Agreement. Upon conversion of one-half (1/2) of the Closing Roundball Loan Amount into Conversion Shares, Roundball may, in its sole discretion, cause the Company to include an individual designated by Roundball as a nominee for election to the Board at all subsequent annual meetings of the Company’s shareholders that occur prior to the maturity of the Roundball Note (the “Roundball Nominee Power”). Upon conversion of all of the Closing Roundball Loan Amount into Conversion Shares, Roundball may, in its sole discretion, cause the Company to include two (2) individuals selected by Roundball as nominees for election to the Board at all subsequent annual meetings of the Company’s shareholders that occur prior to the maturity of the Roundball Note (the “Dual Roundball Nominee Power”). If Roundball has exercised the Roundball Option in full and subsequently converted the Roundball Note in full into Conversion Shares prior to its maturity date, the Roundball Nominee Power and the Dual Roundball Nominee Power shall remain in effect as follows: (i) the Dual Roundball Nominee Power will continue until the earlier to occur of Roundball owning shares representing less than fifteen percent (15%) of the total voting power of the Company, or five (5) years from the closing date of the Roundball Convertible Loan Agreement; and (ii) the Roundball Nominee Power will continue until the earlier to occur of Roundball owning shares representing less than ten percent (10%) of the total voting power of the Company, or five (5) years from the closing date of the Roundball Convertible Loan Agreement.

■ Covenants: The Roundball Convertible Loan Agreement contains certain customary affirmative and negative covenants that expire upon the maturity of the Roundball Note, including a restriction on the Company incurring any further indebtedness (subject to certain exceptions) and provisions requiring the proceeds from the Roundball Note to be used exclusively for working capital purposes. The Company also agreed not to make any material change in its business or its present method of conducting business until the maturity dates of the Roundball Note without Roundball’s prior written consent.

■ Other Material Terms and Conditions: Other material terms and conditions contained in the Roundball Convertible Loan Agreement include a restriction on the transfer of the Roundball Note and Conversion Shares to nonaffiliates of Roundball for one (1) year from the closing date, pre-emptive rights for Roundball with respect to issuances by the Company of securities prior to the maturity of the Roundball Note in order to allow Roundball to maintain its ownership in the Company as calculated assuming the Roundball Note has been fully converted, and an obligation of the Company to provide monthly financial statements to Roundball.

■ Warrant Agreement: The Company has a Warrant Agreement (the “Warrant Agreement”) with Roundball, which was originally entered into on December 30, 2012 and which has been amended from time to time. Under the Warrant Agreement, the Company issued to Roundball warrants to purchase up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per Class A Common Share, subject to certain anti-dilution and other adjustments set forth therein. An amendment to the Warrant Agreement entered into on December 28, 2018 extended the expiration date for exercising the warrants issued by the Company to Roundball to December 30, 2019.

■ Promissory Notes Issued to First Francis Company Inc.: On July 1, 2016, the Company issued two separate promissory notes to First Francis Company Inc. (“First Francis”), an entity owned by Edward F. Crawford and Matthew V. Crawford, directors of the Company, in connection with the acquisition of Federal Hose Manufacturing Inc.; one in the original principal amount of $2,000,000, and another in the original principal amount of $2,768,662. In connection with the Company’s acquisition of CAD Enterprises, Inc. (“CAD Enterprises”) in July 2018, the Company and First Francis amended the promissory notes to increase the interest rate from 4.0% per annum to 6.25% per annum. In addition, the promissory note with original principal amount of $2,768,662 was amended to provide a conversion option commencing July 5, 2019 which allows First Francis to convert the Promissory Note, in whole in part with respect to a maximum amount of $648,000, into Class B Common Shares at the price of $6.48 per share (subject to adjustment), subject to shareholder approval (which is being sought by the Company in Proposal 2 of this Proxy Statement). First Francis is owned by Edward Crawford and Matthew Crawford, who serve on the Board of Directors of the Company.

■ Federal Hose. The Company purchased Federal Hose Manufacturing LLC (“Federal Hose”) on July 1, 2016 from First Francis, an entity owned by Edward F. Crawford and Matthew V. Crawford, directors of the Company. The Merger Agreement provided that the Company acquire all of the membership interests of Federal Hose in exchange for an aggregate of (i) 911,250 Class A Common Shares; (ii) 303,750 Class B Common Shares; and (iii) $4,768,662 in certain promissory notes issued by the Company, which bear interest at an annual rate of 4% payable quarterly, are subject to redemption over a mandatory 10-year amortization schedule and are required to be fully redeemed within six years of their issuance date. In connection with this transaction, the Company also entered into a ten-year lease agreement with Edward Crawford for use of a facility in Painesville, Ohio, out of which the Federal Hose business is operated. The Company, through its Federal Hose subsidiary, paid rent to Edward Crawford during fiscal year 2018 in the amount of $15,000 per month under the lease agreement.

■ Fluid Routing Systems (FRS). During the fiscal year ended December 31, 2018, the Company, through Federal Hose and in connection with the operation of the Industrial Hose segment, purchased an aggregate total of $185,816 of extruded rubber hose and thermal-plastic hose and fittings from Fluid Routing Systems, Inc. (“FRS”), a distributor of hydraulic hose parts and components and wholly-owned subsidiary of Park-Ohio Holdings Corp (“Park Ohio”). In April 2019, the Company entered into a lease agreement with FRS to rent 7,500 square feet for $36,000 per annum for the purpose of warehousing and distributing hoses.  The term of the lease is five years. Edward F. Crawford and Matthew V. Crawford (or their respective affiliates) are the record and/or beneficial owners of shares of capital stock of Park-Ohio (a publicly-traded holding company), and each is an executive officer and member of the Board of Directors thereof.

■ Arizona Cast Turbine, LLC. During the fiscal year ended December 31, 2018, the Company, through CAD Enterprises and in connection with the operation of the Aerospace Components segment, purchased an aggregate total of $627,598 of castings from Arizona Cast Turbine, LLC (“ACT”), a closely-held entity in which Edward F. Crawford and Matthew V. Crawford, or certain entities affiliated therewith, own a minority equity interest. CAD’s casting supply relationship with ACT pre-dates the Company’s acquisition of the Aerospace Components segment.

■ KT Acquisition LLC (Komtek Forge): During the fiscal year ended December 31, 2018, the Company, through CAD Enterprises and in connection with the operation of the Aerospace Components segment, purchased an aggregate total of $454,210 of forgings from KT Acquisition LLC d/b/a Komtek Forge (“Komtek”), a private entity owned and controlled by Edward F. Crawford and Matthew V. Crawford, or certain entities affiliated therewith. CAD’s forging supply relationship with Komtek pre-dates the Company’s acquisition of the Aerospace Components segment.

CORPORATE GOVERNANCE MATTERS

■ Board Leadership Structure: Our Company’s Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated. The Board believes it is in the best interests of the shareholders to make this determination based on the position and direction of the Company and the composition of the Board and management team. Currently, the Board of Directors has determined that it is in the best interests of the shareholders at this time for the roles of Chief Executive Officer and Chairman of the Board to be served by a single person.

■ Qualification of Directors: Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the Board’s existing composition. However, in making its nominations, the Board of Directors considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, availability for meetings and consultation regarding Company matters, and other particular skills and experience possessed by the potential nominee. The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions. The Board of Directors does not have a nominating committee or committee performing similar functions because the Company believes that, as a Smaller Reporting Company traded on the Over The Counter Pink Sheets exchange, it is not necessary to have a separate nominating committee. Rather, the full Board of Directors participates in the consideration of director nominees. The Board considers experience and other qualifications of any nominee as well as the need for diversity in the Board’s expertise. At this time, the Board does not have a formal policy with regard to the consideration of any director candidates recommended by Company shareholders because (i) historically, the Company has not received recommendations from its shareholders and (ii) the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome.

■ Meetings: The Board of Directors conducted five (5) full meetings during the fiscal year ended December 31, 2018. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served. The Company has not adopted a formal policy requiring Directors to attend the 2019 Annual Meeting of Shareholders.

■ Communications with Shareholders: The Board provides a process for shareholders to send communications to the Board or any of the individual Directors. Shareholders may send written communications to the Board or any Directors c/o Brian E. Powers, Hickok Incorporated, 10514 Dupont Avenue, Cleveland, Ohio 44108. All shareholder communications will be compiled by Mr. Brian E. Powers and submitted to the Board or the individual Director on a periodic basis.

■ Committees of the Board of Directors: The Board of Directors has the following committees:

Audit Committee: The Audit Committee reviews the activities of the Company’s independent auditors and various Company policies and practices. Additional information regarding the function and governance role of the Audit Committee can be found in the “Audit Committee Report” section of this Proxy Statement.

Compensation Committee: The Compensation Committee determines and reviews overall compensation matters affecting senior managers and officers, including the granting of stock awards. The Compensation Committee cannot delegate its authority. The Compensation Committee does not have a formal charter. During the year ended December 31, 2018, the Compensation Committee met once. Members of the Compensation Committee periodically consult with our chief executive officer concerning his recommendations with respect to the compensation of the Company’s officers, other than himself. Neither the Company nor the Compensation Committee consulted any compensation consultants in connection with determining the amount of director or executive compensation with respect to the fiscal year ended December 31, 2018.

■ Oversight of Risk Management: Management is responsible for day-to-day risk assessment and mitigation activities, and the Board is responsible for risk oversight, focusing on the Company’s overall risk management strategy and the steps management is taking to manage the Company’s risks. While the Board as a whole maintains the ultimate oversight responsibility for risk management, the committees of the Board can be assigned responsibility for risk management oversight of specific areas. The Audit Committee reviews the Company’s portfolio of risk and discusses with management significant financial risks in conjunction with enterprise risk exposures, the Company’s policies with respect to risk assessment and risk management, and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Compensation Committee oversees risk management as it relates to the Company’s compensation plans, policies and practices in connection with structuring the Company’s executive compensation programs.

■ Director Independence: The Board of Directors has determined that Steven H. Rosen, Chairman of the Audit Committee, satisfies the criteria adopted by the Securities and Exchange Commission to serve as “audit committee financial expert” and all three members of such Committee are independent directors. In addition, the Board has a Compensation Committee made up of two independent directors. The Board of Directors has determined that all remaining directors are independent except for Mr. Brian E. Powers, who is currently employed by the Company. The determinations of independence described above were made using the definition for independence of directors under NASDAQ listing standards. Set forth below is the membership of the various committees at December 31, 2018 with the number of meetings held during the fiscal year ended December 31, 2018 in parentheses:

Audit Committee (2) Matthew V. Crawford Steven H. Rosen Kirin M. Smith	Compensation Committee (1) Edward F. Crawford Matthew V. Crawford

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to non-employee Directors during the fiscal year ended December 31, 2018:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total

Edward F. Crawford (2)	$0	$29,250	$29,250
Matthew V. Crawford	0	29,250	29,250
Steven H. Rosen (3)	0	29,250	29,250
Kirin M. Smith (4)	0	29,250	29,250
TOTAL	$0	$117,000	$117,000

(1)

Represents the aggregate grant date fair value of Class A Common Shares awarded, calculated in accordance with FASB ASC Topic 718. On January 5, 2018, the Company awarded 3,000 Class A Common Shares to each Director under the 2013 Omnibus Equity Plan.

(2)

At December 31, 2018, Edward Crawford held stock options for an aggregate of 1,000 Class A Common Shares, all of which are fully vested and exercisable at an exercise price of $2.925 per Class A Common Share, and which will expire on February 24, 2021.

(3)

At December 31, 2018, Steven Rosen held stock options for an aggregate of 1,000 Class A Common Shares, all of which are fully vested and exercisable at an exercise price of $2.925 per Class A Common Share, and which will expire on March 8, 2022.

(5)

At December 31, 2018, Kirin Smith held stock options for an aggregate of 3,000 Class A Common Shares, all of which are fully vested and exercisable at exercise prices ranging from $2.92 to $6.00 per Class A Common Share, and which will expire between February 25, 2020 and March 8, 2022.

■ Generally: For the fiscal year ended December 31, 2018, both employee and non-employee Directors received no fees for attending any Board, Committee or Special Planning meetings held during the year. Each non-employee Director was awarded 3,000 shares of Class A Common Stock on January 5, 2018 under the 2013 Omnibus Equity Plan. No other compensation was paid to the Company’s Directors.

■ 2013 Omnibus Equity Plan: Under the Company’s 2013 Omnibus Equity Plan, the Compensation Committee of the Board of Directors has the authority to grant stock awards to members of the Board of Directors. During the fiscal year ended December 31, 2018, there were an aggregate of 12,000 Class A Common Shares awarded to the non-employee Directors of the Company under the 2013 Omnibus Equity Plan.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Audit Committee”) reports to the Board and is responsible for overseeing the Company’s accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is currently comprised of three directors, each of whom meet independence requirements under the current NASDAQ listing requirements. The Audit Committee operates under a written charter adopted by the Board of Directors, an amended and restated version of which was adopted in 2018 (a copy of which is attached as an Exhibit hereto), which is reviewed annually and is available on the Company’s website at www.hickok-inc.com.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (PCAOB), including PCAOB Auditing Standard No. 1301. Audit Committee members also discussed and reviewed the results of the independent auditors’ examination of the financial statements, the quality and adequacy of the Company’s internal controls, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independence of the auditors from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The Audit Committee of The Board of Directors

  Steven H. Rosen, Chairman
  Matthew V. Crawford
  Kirin M. Smith

PROPOSAL 2:

APPROVAL OF ISSUANCE OF CLASS B COMMON SHARES

TO FIRST FRANCIS COMPANY INC. AND ROUNDBALL, LLC

This proposal seeks approval by holders of the Company’s Class A Common Shares of the issuance of additional Class B Common Shares upon the conversion of certain of the Company’s outstanding indebtedness, as further described below.

■  Background: In 2011, the Company issued a convertible note to Roundball LLC (referred to herein as “Roundball”), in the principal amount of $466,879.87, which is referred to in this Proxy Statement as the “Roundball Note”. Roundball is affiliated with Matthew V. Crawford and Steven H. Rosen, who are directors of the Company. Pursuant to the terms thereof, Roundball has the option to elect to convert amounts outstanding under the Roundball Note into Class A Common Shares at a conversion price of $1.43 per Class A Common Share. In December 2018, the conversion option under the Roundball Note was amended to provide Roundball with the option to convert a portion of the outstanding indebtedness into Class B Common Shares rather than Class A Common Shares, subject to shareholder approval. Under the amended terms, if this proposal is approved by the requisite holders of Class A Common Shares, Roundball will have the option to convert a portion of the indebtedness into Class B Common Shares at a conversion price of $1.43 per Class B Common Share, up to a maximum amount of 75,000 Class B Common Shares. See “Transactions with Management – Convertible Loan Agreement with Roundball LLC.”

In 2016, the Company issued two separate promissory notes to First Francis Company Inc., referred to as “First Francis”, including one promissory note in the original principal amount of $2,768,662, which is referred to in this proposal as the “First Francis Promissory Note”. First Francis is owned by Edward Crawford and Matthew Crawford, directors of the Company. In connection with an acquisition by the Company in July 2018, the First Francis Promissory Note was amended to provide First Francis with the option to convert up to $648,000 of principal amount into Class B Common Shares at a conversion price of $6.48 per Class B Common Share, subject to shareholder approval. See “Transactions with Management – Promissory Notes Issued to First Francis Company Inc.”

■ Class B Common Shares: This proposal seeks approval for the issuance of up to 175,000 additional Class B Common Shares, subject to adjustment in accordance with terms of the outstanding agreements with and indebtedness issued to Roundball and First Francis, respectively. Holders of Class B Common Shares are entitled to three (3) votes per Class B Common Share on matters submitted to shareholders for a vote or consent. Holders of Class A Common Shares are entitled to one (1) vote pers Class A Common Share on such matters. Class B Common Shares are convertible at the option of the holder at any time into Class A Common Shares on a share-for-share basis. No holder of Class B Common Shares or Class A Common Shares has any preemptive rights with respect to such shares.

■ Approval Requirements: Under the Amended and Restated Articles of Incorporation of the Company, the affirmative vote of the holders of two-thirds (2/3) of the outstanding Class A Common Shares is required to effect or validate the issuance of any additional Class B Common Shares, including those issuable pursuant to the Roundball Note and the First Francis Promissory Note. The persons named in the accompanying Proxy or their substitutes will vote such Proxy for this proposal unless it is marked to the contrary. Abstentions, broker non-votes, and shares not in attendance and not voted at the 2019 Annual Meeting will have the same effect as a vote “against” this proposal.

■ Board Recommendation: The Board recommends that shareholders vote IN FAVOR OF the issuance of Class B Common Shares of the Company upon the conversion of the Roundball Note and the First Francis Promissory Note.

PROPOSAL 3:

APPROVAL AND ADOPTION OF

AMENDED AND RESTATED 2013 OMNIBUS EQUITY PLAN

The third proposal to be acted upon at the 2019 Annual Meeting is the approval of the Amendment and Restatement of the Company’s 2013 Omnibus Equity Plan (in the form attached as Exhibit A hereto, the “Amended and Restated 2013 Equity Plan”), adopted on March 10, 2019 by the Board. The Board’s adoption of the Amended and Restated 2013 Equity Plan is subject to approval by the shareholders at the 2019 Annual Meeting. If the Amended and Restated 2013 Equity Plan is approved by shareholders, it will become effective on the day following the 2019 Annual Meeting.

The Board believes that equity-based compensation payable under the Amended and Restated 2013 Equity Plan enables the Company to continue to attract and retain talented directors and employees and provide an incentive for those directors and employees to increase the Company's value. In addition, the Board believes stock ownership is important because it aligns the interests of the Company's key employees with the interests of its shareholders. The Board approved, and has recommended that the Company’s shareholders approve and adopt, the Amended and Restated 2013 Equity Plan in order to provide the Company with a sufficient reserve of common shares for future grants under the Amended and Restated 2013 Equity Plan.

The Company’s existing equity compensation plan, the 2013 Omnibus Equity Plan (the “2013 Equity Plan”) is structured to meet the requirements of Section 162(m) of the Internal Revenue Code (the “Code”), and revisions to the Code resulting from the U.S. Tax Cuts and Jobs Act of 2017 (the “Tax Act”) altered Code Section 162(m) such that certain tax deductions based on qualification as “performance-based compensation” under Code Section 162(m) are no longer available to the Company for compensation awards made after November 2, 2017. Accordingly, the Amended and Restated 2013 Equity Plan reflects these changes to Code Section 162(m). The Company may continue to grant awards under the 2013 Equity Plan until approval of the Amended and Restated 2013 Equity Plan by shareholders, at which time the Company will transfer any common shares remaining for issuance under the 2013 Equity Plan into the Amended and Restated 2013 Equity Plan. Awards granted prior to the 2013 Equity Plan’s expiration will remain in effect under their original terms.

Approval Requirements: Provided that a quorum is present, the affirmative vote of a majority of the common shares voted at the Annual Meeting on this proposal is required for approval and adoption of the Amended and Restated 2013 Equity Plan. Shareholders present at the Annual Meeting, either in person or by proxy, will be eligible to vote for or against adoption of the Amended and Restated 2013 Equity Plan. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Board Recommendation: The Board unanimously recommends that shareholders vote IN FAVOR OF the approval and adoption of the Amended and Restated 2013 Equity Plan, pursuant to which the number of shares of Class A Common Shares reserved for issuance thereunder would be increased from 150,000 to 400,000.

SUMMARY OF CHANGES TO THE

Amended and Restated 2013 Equity Plan

■ 2013 Omnibus Equity Plan: The Company’s 2013 Equity Plan was approved and adopted by an affirmative vote of a majority of the Company’s Class A and Class B Shareholders at the 2013 Annual Shareholder Meeting and provided for the grant of the following types of incentive awards: stock options, stock appreciation rights, restricted shares, restricted share units, performance shares and Class A Common Shares. Those who will be eligible for awards under the Amended and Restated 2013 Equity Plan are identical to the 2013 Equity Plan and include employees who provide services to the Company and its affiliates, executive officers, non-employee Directors and consultants designated by the Compensation Committee. The 2013 Equity Plan has 150,000 Class A Common Shares reserved for issuance. The Class A Common Shares may have been either authorized, but unissued, common shares or treasury shares. Share-based awards of 102,000 were granted under the 2013 Equity Plan as of December 31, 2018.

■ Material Changes to 2013 Equity Plan: The Amended and Restated 2013 Equity Plan increases the maximum number of the Company common shares, without par value, available for issuance under the plan to 400,000, providing an additional 250,000 Class A Common Shares for issuance as compared to the original plan.

SUMMARY OF

Amended and Restated 2013 EQUITY PLAN

■ Purpose of Amended and Restated 2013 Equity Plan: The Board of Directors believes that share-based awards are an important component of the Company’s overall compensation programs. As discussed above, the Board of Directors believes that providing substantial new equity awards at the present time is critical to retaining the current management team and maintaining continuity on the Board of Directors. Adoption of the Amended and Restated 2013 Equity Plan will provide the Compensation Committee with an increased pool of share-based awards, and the flexibility to grant a wide variety of awards. Additionally, the Amended and Restated 2013 Equity Plan was amended to remove certain provisions related to compliance with Section 162(m)’s performance-based compensation exemption, which, pursuant to the Tax Act, are no longer available for compensation awards made after November 2, 2017. The Amended and Restated 2013 Equity Plan provides access to a broad variety of share-based awards with the mix of awards determined by taking into account such factors as the type and level of employee, relevant business and performance goals and the prevailing tax and accounting treatments. The goals of the Amended and Restated 2013 Equity Plan are to: (i) attract and retain skilled and qualified officers, employees, consultants and Directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of Class A Common Shares; and (iv) align the interests of the participants with those of the Company’s shareholders.

■ Key Terms of Amended and Restated 2013 Equity Plan: The key terms of the Amended and Restated 2013 Equity Plan are summarized below:

Shares Authorized:	400,000, which may be treasury shares or authorized but unissued Class A Common Shares.

Types of Awards:	Stock options, stock appreciation rights, restricted shares, restricted share units, performance shares and Class A Common Shares.

Limitations
on Awards:	The aggregate number of Class A Common Shares underlying awards granted to any participant in any plan year may not exceed 50,000.

Award Terms:	Options and stock appreciation rights will have ten year maximum terms. For all awards, vesting and performance vesting criteria, if applicable, will be established in the award agreement.
Eligible
Participants:	Employees of the Company or any of its affiliates, executive officers, non-employee Directors and consultants.

Actions
Prohibited
Under the Plan:

Reducing the exercise price of an award absent shareholder approval, subject to the anti-dilution provisions of the Amended and Restated 2013 Equity Plan; Increasing the aggregate number of Class A Common Shares available for issuance under the Amended and Restated 2013 Equity Plan absent shareholder approval; Granting stock options and stock appreciation rights at a below fair market value price at the grant date, subject to the anti-dilution provisions of the Amended and Restated 2013 Equity Plan.

■ Description of the Amended and Restated 2013 Equity Plan: The Amended and Restated 2013 Equity Plan will continue to act as the Company’s share-based award program for covered employees, consultants and Directors. The Amended and Restated 2013 Equity Plan will continue to provide the Company with flexibility to grant a variety of share-based awards. The following paragraphs provide a summary of the principal features of the Amended and Restated 2013 Equity Plan and its operation. The Amended and Restated 2013 Equity Plan is set forth in its entirety as Appendix A to this Proxy Statement. This summary is qualified in its entirety by reference to Appendix A.

The Amended and Restated 2013 Equity Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted shares, (iv) restricted share units, (v) performance shares and (vi) Class A Common Shares. Those who will be eligible for awards under the Amended and Restated 2013 Equity Plan include employees who provide services to the Company and its affiliates, executive officers, non-employee Directors and consultants designated by the Compensation Committee. As of March 11, 2019, approximately seven (7) employees and five (5) non-employee Directors would be eligible to participate in the Amended and Restated 2013 Equity Plan.

■ Number of Common Shares Available Under the Amended and Restated 2013 Equity Plan and Adjustments: The Board of Directors has reserved 400,000 Class A Common Shares for issuance under the Amended and Restated 2013 Equity Plan. The Class A Common Shares may be either authorized, but unissued, common shares or treasury shares. If any outstanding award expires or is terminated, canceled or forfeited, the Class A Common Shares that would otherwise be issuable with respect to the unexercised portion of the award will become available for subsequent awards under the Amended and Restated 2013 Equity Plan (unless the Amended and Restated 2013 Equity Plan has terminated). Awards paid out in cash rather than Class A Common Shares will not reduce the number of Class A Common Shares available for issuance under the Amended and Restated 2013 Equity Plan. If the exercise price of a stock option is paid in common shares, common shares underlying the exercised portion of a stock appreciation right are not issued upon such exercise, common shares are withheld to satisfy an individual participant’s tax obligations, or common shares are repurchased by the Company on the open market with respect to awards under the Amended and Restated 2013 Equity Plan, then the common shares received, not issued, withheld or repurchased by the Company will not be added to the maximum aggregate number of common shares which may be issued.

If the Company declares a dividend or other distribution or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Class A Common Shares or other securities of the Company, or other similar change in the corporate structure of the Company affecting the Class A Common Shares, the Committee shall adjust the number and class of Class A Common Shares that may be delivered under the Amended and Restated 2013 Equity Plan, the number, class, and price of Class A Common Shares covered by each outstanding award, and the numerical per-person limits on awards.

■  Potential Dilution; Overhang: “Overhang” is an analysis of potential dilution to shareholders from the equity being transferred to executive officers, employees and Directors under equity incentive plans. Overhang is calculated by dividing (a) the sum of the Class A Common Shares available for issuance and all outstanding but unexercised options by (b) the number of Class A Common Shares described in clause (a) above plus the total number of Class A Common Shares outstanding. As of March 11, 2019, the Company’s overhang on a fully-diluted basis was 0.2%.

■ Administration of Amended and Restated 2013 Equity Plan: The Amended and Restated 2013 Equity Plan will be administered by the Compensation Committee on the basis of a plan year ending on December 31. The Board of Directors has discretion and authority to appoint a different committee to administer the Amended and Restated 2013 Equity Plan. Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Compensation Committee’s authority under the Amended and Restated 2013 Equity Plan includes, but is not limited to, the authority to: (i) grant awards under the Amended and Restated 2013 Equity Plan; (ii) select the officers, employees, consultants and eligible Directors to whom awards are granted; (iii) determine the types of awards granted and the timing of such awards; (iv) determine or modify the terms and conditions of any award, to the extent not inconsistent with the terms of the Amended and Restated 2013 Equity Plan and any operative employment or other agreement; (v) determine whether any conditions or objectives relating to awards have been met; (vi) adopt, alter and repeal such administrative rules, guidelines, practices and administrative forms governing the Amended and Restated 2013 Equity Plan as it deems advisable; (vii) construe, interpret, administer and implement the terms of the Amended and Restated 2013 Equity Plan, any award and related agreements; (viii) correct any defect, supply any omission and reconcile any inconsistency in or between the Amended and Restated 2013 Equity Plan, any award and related agreements; (ix) prescribe any legends to be affixed to certificates representing Class A Common Shares or other interests granted or issued under the Amended and Restated 2013 Equity Plan; (x) promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Amended and Restated 2013 Equity Plan; and (xii) otherwise supervise the administration of the Amended and Restated 2013 Equity Plan.

■ Options: The Compensation Committee is able to grant non-qualified stock options under the Amended and Restated 2013 Equity Plan. The Committee determines the number of Class A Common Shares subject to stock options. The Compensation Committee determines the exercise price of options granted under the Amended and Restated 2013 Equity Plan, provided the exercise price must be at least equal to 100% of the fair market value of the Class A Common Shares on the date of grant. The term of an option may not exceed ten years. If an optionee’s employment or directorship with the Company or its affiliates is terminated for reasons other than his or her death, disability or retirement, all stock options (or portions thereof) which have not been exercised, whether vested or not, are automatically forfeited immediately upon termination, except as otherwise provided in the relevant agreement evidencing the stock options. Upon a termination of service with the Company as a result of death, disability or retirement, all stock options held by such participant become immediately vested and such participant, or such participant’s estate as applicable, will be able to exercise the options for the period of time stated in the Amended and Restated 2013 Equity Plan or as otherwise stated in the agreement governing his or her award. In no event may an option be exercised later than the expiration of its term.

As of March 11, 2019, the closing price for one common share quoted on the Over The Counter Pink Sheets exchange was $11.50.

■ Stock Appreciation Rights: The Compensation Committee will be able to grant stock appreciation rights, which are the rights to receive the appreciation in fair market value of Class A Common Shares between the exercise date and the date of grant. The Company shall pay the appreciation in Class A Common Shares. Stock appreciation rights will become exercisable at the times and on the terms established by the Compensation Committee, subject to the terms of the Amended and Restated 2013 Equity Plan. The Compensation Committee, subject to the terms of the Amended and Restated 2013 Equity Plan, will have discretion to determine the terms and conditions of stock appreciation rights granted under the Amended and Restated 2013 Equity Plan; provided, however, that the exercise price may not be less than 100% of the fair market value of a Class A Common Share on the date of grant. The term of a stock appreciation right may not exceed ten years. Unless otherwise provided in an award, employment or other agreement entered into between the holder of the stock appreciation right and the Company and approved by the Compensation Committee, either before or after the date of grant, the early termination provisions set forth above with respect to stock options will apply to stock appreciation rights.

■  Restricted Shares: Awards of restricted shares are Class A Common Shares that are issued to a participant at no cost or at a purchase price determined by the Compensation Committee and vest in accordance with the terms and conditions established by the Compensation Committee in its sole discretion. For example, the Compensation Committee may set restrictions based upon continued employment or service with the Company, the achievement of specific performance goals, or any other basis determined by the Compensation Committee in its discretion. Subject to the provisions of the Amended and Restated 2013 Equity Plan, after the grant of restricted shares, the Compensation Committee, in its sole discretion, may reduce or waive any restrictions for such award and may accelerate the time at which any restrictions will lapse at a rate determined by the Compensation Committee.

The Compensation Committee will determine the number of Class A Common Shares granted pursuant to an award of restricted shares. The Compensation Committee, in its discretion, may set restrictions based upon the achievement of specific performance objectives, subject to the provisions of the Amended and Restated 2013 Equity Plan.

■  Restricted Share Units: Awards of restricted share units result in a distribution of Class A Common Shares to a participant only if the vesting criteria the Compensation Committee establishes are satisfied. For example, the Compensation Committee may set restrictions based on the achievement of specific performance goals or upon continued employment or service with the Company. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the award agreement. Subject to the provisions of the Amended and Restated 2013 Equity Plan, after the grant of restricted share units, the Compensation Committee, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such award and may accelerate the time at which any restrictions will lapse at a rate determined by the Compensation Committee.

The Compensation Committee will pay earned restricted stock units in Class A Common Shares, cash or a combination of both. On the date set forth in the award agreement, all unearned restricted share units will be forfeited to the Company. The Compensation Committee determines the number of restricted share units granted to any participant. The Compensation Committee, in its discretion, may set restrictions based upon the achievement of specific performance objectives, subject to the provisions of the Amended and Restated 2013 Equity Plan.

■ Performance Shares: The Compensation Committee will be able to grant performance shares, which are awards that will result in a distribution of Class A Common Shares to a participant only if the performance goals or other vesting criteria the Compensation Committee may establish are achieved or the awards otherwise vest. Subject to the terms of the Amended and Restated 2013 Equity Plan, the Compensation Committee will establish performance or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. Subject to the provisions of the Amended and Restated 2013 Equity Plan after the grant of performance shares, the Compensation Committee, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such award and may accelerate the time at which any restrictions will lapse at a rate determined by the Compensation Committee.

The Compensation Committee determines the number of performance shares granted to any participant.

■ Performance Objectives: At the time of grant of a performance share award, the Compensation Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Class A Common Shares that will be distributed to the participant. The Compensation Committee will also specify the time period or periods during which the performance objectives must be met. The Compensation Committee may use performance objectives based on any performance metric, including without limitation one or more of the following: stock price, market share, sales, earnings per share, return on equity, costs, earnings, capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, shareholders’ equity and cash flow. The Compensation Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be based on absolute Company, business unit or divisional performance and/or on performance as compared with that of other publicly-traded companies. The performance objectives and periods need not be the same for each participant nor for each award.

■ Common Shares: The Compensation Committee may grant Class A Common Share awards to participants in consideration of services rendered to the Company. Common share awards will be fully vested on the date of grant.

■ Transferability of Awards: Subject to the terms of the Amended and Restated 2013 Equity Plan, all awards, other than common share awards, are non-transferable and may be exercised only by the grantee and may not be transferred other than by will or by the laws of descent and distribution. Non-transferable awards are exercisable during a participant’s lifetime only by the participant or, as permitted by applicable law, the participant’s guardian or other legal representative. Other than pursuant to a permitted transfer, no such award may be assigned, pledged, hypothecated or otherwise alienated or encumbered (whether by operation of law or otherwise) and any attempts to do so will be null and void.

■ Amendment and Termination of the Amended and Restated 2013 Equity Plan: The Board of Directors has discretionary authority to amend the Amended and Restated 2013 Equity Plan. However, generally an amendment cannot materially and adversely affect the rights of grantees without their written consent. The Company’s shareholders must approve any amendment to increase the maximum aggregate number of common shares that may be issued under the Amended and Restated 2013 Equity Plan if such approval is required under applicable laws, regulations or exchange requirements.

■  Change of Control: Except as otherwise provided in the Amended and Restated 2013 Equity Plan or an award agreement, upon a “change in control” (as defined in the Amended and Restated 2013 Equity Plan) all awards generally become fully exercisable, vested, earned and payable.

■ New Plan Benefits: The future benefits or specific amounts that would be received by employees, consultants and Directors under the Amended and Restated 2013 Equity Plan have not yet been determined. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the Amended and Restated 2013 Equity Plan had been in effect cannot be determined. The following table sets forth the awards granted on January 2, 2019 to the non-employee Directors who are standing for re-election at the 2019 Annual Meeting:

Name and Position	Dollar Value	Number of Class A Common Shares
Non-Employee Director Group (1)	$31,200(2)	3,000

(1) The dollar value and number of Class A Common Shares are presented on a per-person basis. The Non-Employee Director Group is currently comprised of four (4) non-employee Directors standing for re-election at the 2019 Annual Meeting.

(2) Reflects the closing price per Class A Common Share as of the date of such equity grants.

■ Federal Tax Aspects: The Company has been advised that under current law certain of the income tax consequences under U.S. laws to participants and the Company should generally be as set forth in the following summary. This summary only addresses income tax consequences for participants and the Company.

■	A grant of Class A Common Shares will be taxable as ordinary income.

■

There are no Federal income tax consequences to a participant or the Company upon the grant of stock options and stock appreciation rights. When a non-qualified stock option or stock appreciation right is exercised, the participant realizes taxable compensation (ordinary income) at that time equal to, for a non-qualified stock option, the difference between the aggregate option exercise price and the fair market value of the stock on the date of exercise and, for stock appreciation rights, the aggregate fair market value of any Class A Common Shares received upon exercise. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. The participant’s tax treatment upon a disposition of Class A Common Shares acquired through the exercise of a non-qualified stock option is dependent upon the length of time the Class A Common Shares have been held. Upon the exercise of an incentive stock option, a participant recognizes no immediate taxable income, except that the excess of the fair market value of the Class A Common Shares acquired over the option exercise price will constitute a tax preference item for the purpose of computing the participant’s alternative minimum tax liability. Income recognition is deferred until the Class A Common Shares acquired are disposed of. The gain realized upon the participant’s disposition of Class A Common Shares acquired under an incentive stock option will be treated as long-term capital gain if the minimum holding period is met (two years from the date of grant and one year from the date of exercise), but otherwise will be treated as ordinary income in an amount determined under the applicable tax rules. There is no tax deduction for the Company when an incentive stock option is exercised and the participant is eligible for capital gain tax treatment. If the minimum holding period is not met for capital gain tax treatment, the participant will realize ordinary income and the Company will be entitled to a deduction as described above for non-qualified stock options.

■

Generally, no taxes are due upon a grant of restricted shares, restricted share units or performance shares. An award of restricted shares or performance shares becomes taxable when it is no longer subject to a “substantial risk of forfeiture” ( i.e. , it becomes vested or transferable). Income tax is paid at ordinary income rates on the value of the restricted shares or performance shares when the restrictions lapse, and then at capital gain rates with respect to any further gain (or loss) when the Class A Common Shares are sold. In the case of restricted share units, the participant has taxable ordinary income upon receipt of payment. In all cases, the Company has a tax deduction when the participant recognizes ordinary income subject to other applicable limitations and restrictions. The taxation of restricted shares and performance shares may be accelerated by an “83(b) election” under Section 83 of the Code, if permitted by the applicable agreement.

■

Section 162(m) of the Code has generally provided that certain compensation in excess of $1 million per year paid to a public company’s chief executive officer and any of its four other highest paid executive officers is not deductible by the company, subject to an exception to the deductibility limit for “performance-based compensation” that met certain procedural requirements. To the extent practicable in view of its compensation philosophy, the Company has historically sought to structure its executive compensation, including grants of equity incentive options, to satisfy the requirements for the performance-based compensation exception under Section 162(m), while retaining the flexibility to award discretionary incentive compensation that may not qualify for the exception for performance-based compensation. As part of the Tax Act, the ability to rely on the performance-based compensation exception was eliminated. As a result of the Tax Act, the Company will no longer be able to deduct any compensation paid to its named executive officers in excess of $1 million after November 2, 2017. The Compensation Committee has and will continue to assess the impact of the Tax Act, and the amendments to Section 162(m) included in that legislation, to determine what adjustments to executive compensation practices, if any, it considers appropriate. The Compensation Committee has the discretion to provide compensation which may not be deductible by reason of Section 162(m).

■	Finally, the Amended and Restated 2013 Equity Plan is designed to be compliant with, or meet requirements for exemptions from, Section 409A of the Code governing nonqualified deferred compensation.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for services in all capacities to the Company’s Chief Executive Officer and Chief Financial Officer, who are the Company’s named executive officers (the “Named Executive Officers”):

Summary Compensation Table

Name; Principal Position	Year	Salary	Bonus(1)	Restricted Stock Awards(2)	Stock Option Awards	All Other Compensation	Total
Brian Powers President and Chief Executive Officer	Fiscal Year Ended December 31, 2018	$210,833	-	$112,582	-	-	$323,415
	Three Months Ended December 31, 2017	$47,500	-	-	-	-	$47,500
	Fiscal Year Ended September 30, 2017	$70,000	-	$85,500	-	-	$155,500
Kelly J. Marek Chief Financial Officer	Fiscal Year Ended December 31, 2018	$120,417	-	$35,000	-	-	$155,417
	Three Months Ended December 31, 2017	$27,500	-	-	-	-	$27,500
	Fiscal Year Ended September 30, 2017	$78,750	-	$10,500	-	-	$89,250

(1)

Represents bonuses earned from the plans described in the section “Profit Sharing Plans” below. Bonuses are normally paid after the end of the year in which the bonus was earned. There were no bonuses earned by the Named Executive Officers in fiscal 2018 or 2017 or the three-month transition period ended December 31, 2017.

(2)	Represents the aggregate grant date fair value of Class A Common Stock and restricted share grants awarded, calculated in accordance with FASB ASC Topic 718.

■ Named Executive Officers: The Compensation Committee (“Committee’) recommended an increase in the base salary for Mr. Powers to $240,000 effective October 1, 2018. The Committee also recommended an increase in the base salary for Kelly J. Marek, Chief Financial Officer, to $135,000 effective October 1, 2018. The Board of Directors approved the Committee’s recommendation in both cases. In January 2017 and 2018, Mr. Powers and Mrs. Marek were granted stock awards under the 2013 Omnibus Equity Plan based upon their performance. The Company believes the most effective compensation program rewards executives’ contribution in achieving and exceeding goals of the Company, and aligns executives’ interests with those of the stockholders. Moreover, the Company believes a successful compensation structure will help the Company attract and retain superior employees in key positions.

■ Profit Sharing Plans: Bonus distributions under the Company’s profit sharing plans are determined by the Compensation Committee based on factors such as the employee's influence on Company results, performance during the preceding years (with emphasis on the previous year) and the employee’s anticipated long-term contribution to corporate goals. No bonuses were earned by or paid to the Named Executive Officers for fiscal 2018.

■ 2013 Omnibus Equity Plan: Under the Company’s 2013 Omnibus Equity Plan, the Compensation Committee has the authority to grant the following types of awards to employees, executive officers, non-employee Directors and consultants: stock options, stock appreciation rights, restricted shares, restricted share units, performance shares and Class A Common Shares. Upon a termination of service with the Company, unvested awards generally terminate or are forfeited, except upon a termination of service as a result of death, disability or retirement, in which case awards held by a participant become immediately vested and, in the case of stock options or stock appreciation rights, such participant, or such participant’s estate as applicable, will be able to exercise the options for the period of time stated in the 2013 Omnibus Equity Plan or as otherwise stated in the agreement governing his or her award. Except as otherwise provided in the 2013 Omnibus Equity Plan or a specific award agreement, upon a “change in control” (as defined under the Plan) all awards generally become fully exercisable, vested, earned and payable. Restricted share awards granted to the Named Executive Officers during fiscal 2018 and 2017 are scheduled to vest in 1/3 annual increments beginning on the first anniversary of the date of grant.

OUTSTANDING EQUITY AWARDS

AT FISCAL YEAR-END

There were 34,000 Class A Common Shares outstanding under equity awards issued to the Named Executive Officers of the Company as of December 31, 2018. The following table shows, for the named executive officers, outstanding equity awards held by such officers at December 31, 2018:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)
Brian E. Powers					24,000	$252,000

Kelly J. Marek					10,000	$105,000

PRINCIPAL ACCOUNTING FEES AND SERVICES

During the fiscal years ended December 31, 2018 and September 30, 2017, and during the three (3) month period ended December 31, 2017, Meaden & Moore, Ltd. provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

	2018	FY2017	3 months ended 12/31/17
Audit Fees	$95,500	$95,000	$46,500
Audit-Related Fees	-0-	-0-	-0-
Tax Fees	-0-	23,000	-0-
All Other Fees	56,200	39,742	-0-
Totals	$151,700	$157,742	$46,500

■

Audit Fees: Fees for audit services include fees associated with the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q. Audit fees also include fees associated with providing consents included with, and assistance with and review of, documents filed with the SEC.

■	Audit-Related Fees: There were no Audit-Related Fees.

■	Tax Fees: Tax Fees are for assistance in the preparation of various tax forms and schedules.

■	All Other Fees: Other Fees are for services provided in connection with business transactions.

The Board has a policy to assure the independence of the Company’s independent registered public accounting firm. It is the policy of the Audit Committee of the Board of Directors to approve all engagements of the Company’s independent auditor to render audit and non-audit services prior to the initiation of such services. All services listed above were preapproved by the Audit Committee.

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Appointment of Independent Registered Public Accounting Firm: The Audit Committee has selected the firm of Meaden & Moore, Ltd. to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019. Although ratification by the shareholders of the appointment of the Company’s independent registered public accounting firm is not required under Ohio law, the Audit Committee believes that it is appropriate to seek shareholder approval of this appointment in light of the critical role played by independent registered public accounting firm. If our shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Meaden & Moore, Ltd., and may retain that firm or another firm without submitting the matter to our shareholders. A representative of Meaden & Moore, Ltd. is expected to be present at the 2019 Annual Meeting and will have an opportunity to make a statement, if desired. The representative also is expected to be available to respond to appropriate questions from shareholders.

Ratification: At the 2019 Annual Meeting, the Board will request that the shareholders ratify the appointment by the Audit Committee of Meaden & Moore, Ltd. to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

Approval Requirements: A favorable vote of a majority of the outstanding votes thereon present in person or by proxy at the 2019 Annual Meeting is required for approval of this proposal. The persons named in the accompanying Proxy or their substitutes will vote such Proxy for this proposal unless it is marked to the contrary. Abstentions, broker non-votes, and shares not in attendance and not voted at the 2019 Annual Meeting will have no effect on the vote for this proposal.

Board Recommendation: The Board unanimously recommends that shareholders vote IN FAVOR OF the ratification of the appointment of Meaden & Moore, Ltd as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

AND OTHER MATTERS

The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

Any shareholder proposal intended to be presented at the 2020 Annual Meeting of Shareholders must be received by the Company’s Secretary at its principal executive offices no later than December 13, 2019, for inclusion in the Board of Directors’ Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the Securities and Exchange Commission.

The Company may use its discretion in voting Proxies with respect to Shareholders’ proposals not included in the Proxy Statement for the 2020 Annual Meeting of Shareholders, unless the Company receives notice of such proposals prior to March 1, 2020.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good-faith representation that, as of the record date for the 2019 Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

Hickok Incorporated
10514 Dupont Avenue
Cleveland, Ohio 44108

In addition, all shareholders will have the ability to access this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 by visiting our website: www.hickok-inc.com.

You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors.

/s/ Brian E. Powers

Brian E. Powers

Chairman and Chief Executive Officer

Dated: April 11, 2019

Exhibit A

HICKOK INCORPORATED
AMENDED AND RESTATED
2013 OMNIBUS EQUITY PLAN

ARTICLE 1

General Purpose of Plan; Definitions

1.1 Name and Purposes. The name of this plan is the Hickok Incorporated Amended and Restated 2013 Omnibus Equity Plan. The purpose of this Plan is to enable Hickok Incorporated and its Affiliates to: (i) attract and retain skilled and qualified officers, employees, consultants and directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s Shareholders.

1.2 Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:

(a)

“Affiliate” means, with respect to any entity, any entity directly or indirectly controlling, controlled by, or under common control with such entity within the meaning of Section 414(b) or 414(c) of the Code.

(b)	“Award” means any grant under this Plan of a Common Share, Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share to any Plan participant.

(c)	“Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(d)	“Change in Control” is defined in Section 11.1.

(e)

“Code” means the Internal Revenue Code of 1986, as amended, and any lawful regulations or guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

(f)	“Committee” means the entity administering this Plan as provided in Section 2.1.

(g)	“Common Shares” means the Class A common shares, without par value, of the Company.

(h)

“Company” means Hickok Incorporated, a corporation organized under the laws of the State of Ohio and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to Hickok Incorporated or substantially all of the assets of Hickok Incorporated and that assumes the obligations of Hickok Incorporated under this Plan by operation of law or otherwise.

(i)	“Date of Grant” means the date on which the Committee grants an Award.

(j)	“Director” means a member of the Board of Directors.

(k)

“Disability” means a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months which: (i) renders a participant unable to engage in any substantial gainful activity; or (ii) results in a participant receiving income replacement benefits for at least 3 months under an accident and health plan sponsored by the Company or an Affiliate.

(l)

“Early Retirement” means a participant’s retirement from active employment or active directorship with the Company or an Affiliate on and after the later of attainment of age 62 or the completion of 20 years of service.

(m)	“Effective Date” is defined in Section 17.1.

(n)	“Eligible Director” is defined in Article 4.

(o)

“Employment” as used herein (whether or not capitalized) shall be deemed to refer to (i) a participant’s employment if the participant is an employee of the Company or any of its Affiliates, (ii) a participant’s services as a consultant, if the participant as a consultant to the Company or its Affiliates and (iii) a participant’s services as a non-employee director, if the participant is a non-employee member of the Board of Directors; provided that, for any Award that is or becomes subject to Section 409A of the Code, termination of employment means a “separation from service” under Section 409A of the Code.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any lawful regulations or guidance promulgated thereunder.

(q)	“Exercise Price” means the purchase price of a Share pursuant to a Stock Option or the base value for measuring the appreciation of a Stock Appreciation Right.

2

(r)

“Fair Market Value” means the closing price of a Share displayed on the OTC Markets, or, if applicable, on a national securities exchange on which the Common Shares are principally traded, on the date for which the determination of Fair Market Value is made, or, if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not, or cease to be, traded on a national securities exchange, or displayed or published on the OTC Markets, the “Fair Market Value” of Common Shares shall be determined pursuant to a reasonable valuation method prescribed by the Committee. Notwithstanding the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with Section 409A of the Code and the guidance thereunder.

(s)	“Non-Qualified Stock Option” means a Stock Option that: (i) is governed by Section 83 of the Code; and (ii) does not meet the requirements of Section 422 of the Code.

(t)	“Normal Retirement” means retirement from active employment or active directorship with the Company or an Affiliate on or after attainment of age 65.

(u)

“Outside Director” means a Director who meets the definitions of the term “non-employee director” set forth in Rule 16b 3, or any successor definitions adopted by the Securities and Exchange Commission and similar requirements under any other applicable laws and regulations.

(v)	“Performance Shares” is defined in Article 8.

(w)	“Plan” means this Hickok Incorporated Amended and Restated 2013 Omnibus Equity Plan, as amended from time to time.

(x)	“Plan Year” means the calendar year.

(y)	“Restricted Share Units” is defined in Article 7.

(z)	“Restricted Shares” is defined in Article 7.

(aa)	“Retirement” means Normal Retirement or Early Retirement.

(bb)	“Rule 16b-3” is defined in Article 16.

(cc)	“Section 16 Person” means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

3

(dd)	“Share” or “Shares” mean one or more of the Common Shares.

(ee)	“Shareholder” means an individual or entity that owns one or more Shares.

(ff)	“Stock Appreciation Rights” and “SARs” mean any right pursuant to an Award granted under Article 6.

(gg)	“Stock Option” means any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5.

(hh)

“Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

(ii)

“Vested” means, with respect to a Common Share, when the Common Share has been awarded; with respect to a Stock Option, that the time has been reached when the option to purchase Shares first becomes exercisable; with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable for payment; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are convertible to Shares. The words “Vest” and “Vesting” have meanings correlative to the foregoing.

ARTICLE 2

Administration

2.1 Authority and Duties of the Committee.

(a)

The Plan shall be administered by a Committee of at least three who are appointed by the Board of Directors from time to time. Unless otherwise determined by the Board of Directors, the Compensation Committee shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.

4

(b)	The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to officers, employees, consultants and Eligible Directors.

(c)	The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

(i)	select the officers, employees, consultants and Eligible Directors to whom Awards are granted;

(ii)	determine the types of Awards granted and the timing of such Awards;

(iii)	determine the number of Shares to be covered by each Award granted hereunder;

(iv)

determine the other terms and conditions, not inconsistent with the terms of this Plan and any operative employment or other agreement, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(v)	determine whether any conditions or objectives related to Awards have been met;

(vi)

subsequently modify or waive any terms and conditions of Awards, not inconsistent with the requirements under Section 409A of the Code or the terms of this Plan and any operative employment or other agreement;

(vii)	adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

(viii)	promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Plan;

5

(ix)	construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

(x)	correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

(xi)	prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

(xii)	otherwise supervise the administration of this Plan.

(d)

The Committee shall confer with the Board of Directors regarding the Committee’s intentions prior to making grants under this Plan. Notwithstanding the foregoing, all decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its Shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board of Directors, another committee of the Board of Directors or Shareholders.

(e)	The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.

2.2 Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes of plan administration at the expense of the Company.

2.3 Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.

ARTICLE 3

Stock Subject to Plan

3.1 Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued pursuant to Awards granted under this Plan is 400,000, which may be treasury or authorized but unissued Shares.

3.2 Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any participant in any Plan Year (including but not limited to Awards of Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 50,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards.

6

3.3 Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable with respect to the unexercised portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If the Exercise Price of an Award is paid in Shares, Shares underlying the exercised portion of an SAR are not issued upon exercise of the SAR, Shares are withheld to satisfy an individual participant’s tax obligations or Shares are repurchased by the Company on the open market with respect to Awards under this Plan, the Shares received, not issued, withheld or repurchased by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.

3.4 Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or Exercise Price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder.

ARTICLE 4

Participants

4.1 Eligibility. Officers, all other active common law employees of the Company or any of its Affiliates, consultants and Outside Directors (each an “Eligible Director”) who are selected by the Committee in its sole discretion are eligible to participate in this Plan. (See Article 13 and Article 17 with respect to the Shareholder approval requirement).

4.2 Award Agreements. Awards are contingent upon the participant’s execution of a written agreement in a form prescribed by the Committee. Execution of an award agreement shall constitute the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Award agreements may differ from time to time and from participant to participant.

7

ARTICLE 5

Stock Option Awards

5.1 Option Grant. Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

5.2 Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, so long as such terms and conditions are not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

(a)

Exercise Price. Subject to Section 3.4, the Exercise Price will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this Section 5.2(a) shall be construed as limiting the Committee’s authority to grant premium price Stock Options which do not become exercisable until the Fair Market Value of the underlying Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

(b)

Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed 10 years from the Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be 10 years. Nothing in this Section 5.2(b) shall be construed as limiting the Committee’s authority to grant Stock Options with a term shorter than 10 years.

(c)

Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. If the Committee provides that any Stock Option becomes Vested over a period of time, in full or in installments, the Committee may waive or accelerate such Vesting provisions at any time.

8

(d)

Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to Article 15. Subject to the approval of the Committee, the Exercise Price may be paid:

(i)	in cash in any manner satisfactory to the Committee;

(ii)

by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise;

(iii)	by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option; and

(iv)	by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price.

The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment or adverse tax treatment for the Company or a participant.

(e)

Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable upon exercise of the Option. No Shares will be issued until full payment has been made. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option.

(f)

Limitation on Gain. Nothing in this Article 5 shall be construed as prohibiting the Committee from granting Stock Options subject to a limit on the gain that may be realized upon exercise of such Stock Options. Any such limit shall be explicitly provided for in the relevant plan agreement.

9

(g)	Form. Each Stock Option granted under the Plan shall be deemed to be a Non-Qualified Stock Option and shall not be considered an “incentive stock option” for purposes of Section 422 of the Code.

(h)

Special Limitations on Stock Option Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Option Awards shall be construed and administered accordingly.

5.3 Termination of Grants Prior to Expiration. Unless otherwise provided in an Award, employment or other agreement entered into between the optionee and the Company and approved by the Committee, either before or after the Date of Grant, the following early termination provisions apply to all Stock Options:

(a)

Termination by Death. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, all Stock Options held by such optionee will immediately become Vested, but thereafter may only be exercised (by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution) for a period of one year (or such other period as the Committee may specify at or after the time of grant) from the date of such death, or until the expiration of the original term of the Stock Option, whichever period is shorter.

(b)

Termination by Reason of Disability. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her Disability, all Stock Options held by such optionee will immediately become Vested, but thereafter may only be exercised for a period of one year (or such other period as the Committee may specify at or after the time of grant) from the date of such termination of employment, or until the expiration of the original term of the Stock Option, whichever period is shorter. If the optionee dies within such one year period (or such other period as applicable), any unexercised Stock Option held by such optionee will thereafter be exercisable by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution, for the greater of the remainder of the one year period (or other period as applicable) or for a period of 12 months from the date of such death, but in no event shall any portion of the Stock Option be exercisable after its original stated expiration date.

10

(c)

Termination by Reason of Retirement. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her Retirement, all Stock Options held by such optionee immediately become Vested but thereafter may only be exercised for a period of two years (or such other period as the Committee may specify at or after the time of grant) from the date of such Retirement, or until the expiration of the original term of the Stock Option, whichever period is shorter. If the optionee dies within such two year period (or such other period as applicable), any unexercised Stock Option held by such optionee will thereafter be exercisable by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution, for the greater of the remainder of the two year period (or such other period as applicable) or for a period of 12 months from the date of such death, but in no event shall any portion of the Stock Option be exercisable after its original stated expiration date.

(d)

Other Terminations. If an optionee’s employment or directorship with the Company or its Affiliates is terminated for reasons other than his or her death, Disability or Retirement, all Stock Options (or portions thereof) which have not been exercised, whether Vested or not, are automatically forfeited immediately upon termination, except as otherwise provided in the relevant agreement evidencing the Stock Options.

ARTICLE 6

Stock Appreciation Rights

6.1 SAR Grant and Agreement. Stock Appreciation Rights may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option. Each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant. Subject to Section 3.4, the Exercise Price of an SAR will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant.

6.2 SARs Granted in Conjunction with Option. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan at the same time, and subject to the same terms and conditions, as the grant of the Stock Option, and will be subject to the following terms and conditions:

(a)

Term. Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.

11

(b)

Exercisability. A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of Article 5 or otherwise as the Committee may determine at or after the time of grant.

(c)

Method of Exercise. A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 on the number of Shares to be issued under this Plan, but only to the extent of the number of Shares actually issued under the Stock Appreciation Right at the time of exercise. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. At any time the Exercise Price per Share of the related Stock Option exceeds the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

6.3 Independent SARs. Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:

(a)

Term. Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond a date later than the earlier of (i) the latest date upon which the Stock Appreciation Right could have expired by its original terms under any circumstances or (ii) the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

(b)	Exercisability. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

12

(c)

Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price multiplied by the number of Stock Appreciation Rights being exercised. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Exercise Price, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

(d)

Early Termination Prior to Expiration. Unless otherwise provided in an Award, employment or other agreement entered into between the holder of the Stock Appreciation Right and the Company and approved by the Committee, either before or after the Date of Grant, the early termination provisions set forth in Section 5.3 as applied to Stock Options will apply to independent Stock Appreciation Rights.

6.4 Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan and any operative employment or other agreement, as are determined from time to time by the Committee.

6.5 Special Limitations on SAR Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Appreciation Rights Awards shall be construed and administered accordingly.

ARTICLE 7

Restricted Share and Restricted Share Unit Awards

7.1 Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding as provided in Article 15.

13

7.2 Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

(a)

Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

(b)	Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)

a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments, at the time of the death, Disability or Retirement of the holder of such shares, or otherwise, but subject to the Change in Control provisions in Article 11);

(ii)	a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s employment or directorship with the Company or its Affiliates prior to Vesting;

(iii)

a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)

any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of the OTC Markets or a national stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws; and

(v)	such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

14

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. However, if the Committee determines that restrictions lapse upon the attainment of specified performance objectives, then the provisions of Sections 8.2 and 8.3 will apply.

(c)

Delivery of Shares. Restricted Shares will be registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:

(i)

“The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Hickok Incorporated Amended and Restated 2013 Omnibus Equity Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”

(ii)

At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Section 14.2) to the participant or other appropriate person and with the foregoing legend removed.

(d)

Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

(e)

Voting and Other Rights. During any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares.

15

7.3 Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares, cash or a combination of both that will be issued or paid to a participant at a future time or times at no cost or, or with respect to Shares, at a purchase price determined by the Committee that may be below their Fair Market Value if continued employment, continued directorship and/or other terms and conditions specified by the Committee are satisfied. The Committee may determine on the Date of Grant or at any time thereafter whether any payment made with respect to a Restricted Share Unit granted under this Plan will be paid in Shares, cash or a combination of Shares and cash. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

7.4 Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

(a)

Purchase Price. With respect to Restricted Share Units payable in Shares, the Committee shall determine the purchase price, if any, at which Shares are to be issued to a participant after the Vesting of the Restricted Share Units, which purchase price may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

(b)	Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)	a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

(ii)	a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s employment or directorship with the Company or its Affiliates prior to Vesting;

(iii)

a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)

any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of the OTC Markets or a national stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and

16

(v)	such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

Subject to any requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, the Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

(a)

Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 8.2 and 8.3 will apply (including, but not limited to, the enumerated performance objectives).

(b)

Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award.

(c)

Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares, which are free of all restrictions except for any restrictions pursuant to Section 14.2, or paid in cash or a combination of Shares and cash.

(d)

Delivery of Shares. Any Shares delivered or cash paid to a participant with respect to any Restricted Stock Unit in which the restrictions lapse, are satisfied or are waived shall be delivered or paid to such participant prior to fifteenth day of the third month of the taxable year following the taxable year in which such restrictions lapse, are satisfied or waived. Any such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Section 14.2.

(e)

Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

17

(f)

Termination. A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment or directorship of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the “Performance Period”). If a participant’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares or cash in an amount which is not more than the number of Shares or cash amount that would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. Subject to 16.8(c), any distribution of Shares or cash pursuant to this Section 7.4(h) shall be made no later than the fifteenth day of the third month of the taxable year following the taxable year in which such participant’s termination of employment occurs.

7.5 Special Limitations on Restricted Share and Restricted Share Unit Awards. Unless an Award agreement approved by the Committee provides otherwise, Restricted Share and Restricted Share Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Restricted Share Unit Awards shall be construed and administered accordingly.

7.6 Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

ARTICLE 8

Performance Share Awards

8.1 Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The time at which Performance Share Awards will Vest and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

18

8.2 Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the time period or periods (the “Performance Period”) during which the performance objectives must be met. The Committee may use performance objectives based on any measure, including without limitation one or more of the following: stock price, market share, sales, earnings per share, return on equity, costs, earnings, capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity and cash flow. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be based on absolute Company, business unit or divisional performance and/or on performance as compared with that of other publicly-traded companies. The performance objectives and periods need not be the same for each participant nor for each Award.

8.3 Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

8.4 Other Terms and Conditions. Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement as the Committee deems desirable:

(a)

Delivery of Shares. As soon as practicable after the applicable Performance Period has ended (but in no event later than the fifteenth day of the third month of the taxable year following the taxable year in which the Performance Period ends), the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Section 14.2.

19

(b)

Termination. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of employment or directorship of the participant during the Performance Period. If a participant’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements under Section 8.4(a), that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of a portion of the participant’s then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. Subject to 16.8(c), any distribution of Shares pursuant to this Section 8.4(b) shall be made no later than the fifteenth day of the third month of the taxable year following the taxable year in which such participant’s termination of employment occurs.

(c)

Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

8.5 Time Vesting of Performance Share Awards. Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

8.6 Special Limitations on Performance Share Awards. Unless an Award agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Performance Share Awards shall be construed and administered accordingly.

20

ARTICLE 9

Common Share Awards

9.1 Terms and Conditions of Common Share Awards.

(a)	Purpose. Common Shares may be granted in consideration of services rendered to the Company by a participant.

(b)	Vesting. Common Shares shall be fully vested upon their grant to a participant.

(c)

Delivery. Common Shares granted to a participant shall be distributed to such participant as soon as administratively practicable, but in no event later than the fifteenth day of the third month of the taxable year following the taxable year in which the Date of Grant occurs.

ARTICLE 10

Transfers and Leaves of Absence

10.1 Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.

10.2 Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:

(a)	a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

(b)

a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

(c)	subject to Section 409A of the Code, any other absence determined by the Committee in its discretion not to constitute a termination of employment.

21

ARTICLE 11

Effect of Change in Control

11.1 Change in Control Defined. “Change in Control” means the occurrence of any of the following: (i) the receipt by the Company of a Schedule 13D or other advice indicating that a person, or any member of a “group,” is the “beneficial owner” (as those terms are defined in Rule 13d 3 under the Exchange Act) of fifty percent (50%) or more of the voting power of the Company; (ii) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer of exchange by the Company or its Affiliates) for all or any amount of Common Shares or any class or any securities convertible into such Common Shares, the results of which would make the offeror and/or its affiliates the beneficial owners of fifty percent (50%) or more of the voting power of the Company; (iii) the date of the approval by Shareholders of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger or consolidation of the Company with an Affiliate or in which the holders of all of the Shares of all classes of the Company’s capital stock immediately prior to the merger or consolidation would own at least a majority of the voting power of the surviving corporation (or the direct or indirect parent company of the surviving corporation) immediately after the merger or consolidation; (iv) the date of the approval by Shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall, in its sole and absolute discretion, deem to be a “Change in Control.”

11.2 Acceleration of Award. Except as otherwise provided in this Plan or an Award agreement and to the extent it would not trigger adverse taxation under Section 409A of the Code, immediately upon the occurrence of a Change in Control:

(a)	all outstanding Stock Options automatically become fully exercisable;

(b)	all Restricted Share Awards automatically become fully Vested;

(c)

all Restricted Share Unit Awards automatically become fully Vested (or, if such Restricted Share Unit Awards are subject to performance-based restrictions, shall become Vested on a pro-rated basis as described in Section 11.2(d)) and, to the extent Vested, convertible to Shares at the election of the holder;

(d)

all participants holding Performance Share Awards become entitled to receive a partial payout in an amount which is the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved pro-rated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period; and

(e)	Stock Appreciation Rights automatically become fully Vested and fully exercisable.

22

ARTICLE 12

Transferability of Awards

12.1 Awards Are Non-Transferable. Except as provided in Sections 12.2 and 12.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

12.2 Inter-Vivos Exercise of Awards. During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 12.1 to the contrary, the participant’s guardian or other legal representative.

12.3 Limited Transferability of Certain Awards. Notwithstanding Section 12.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the Company; or (b) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. The Committee in its discretion may impose additional terms and conditions upon transferability.

ARTICLE 13

Amendment and Discontinuation

13.1 Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

(a)

which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant’s written consent thereto; and

(b)	without Shareholder approval, if Shareholder approval is required under applicable laws, regulations or exchange requirements.

However, unless Shareholder approval is obtained, no amendment shall increase the aggregate number of Shares that may be issued under the Plan, or shall permit the Exercise Price of outstanding Stock Options or Stock Appreciation Rights to be reduced, except as permitted by Section 3.4.

23

Notwithstanding the foregoing, this Plan may be amended without affecting participants’ consent to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.

13.2 Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options or Stock Appreciation Rights with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.

ARTICLE 14

Share Certificates

14.1 Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

(a)	payment in full for the Shares and for any tax withholding (See Article 15);

(b)

completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

(c)	if applicable, admission of such Shares to listing on any stock exchange on which the Shares are listed;

(d)	in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;

(e)	obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

(f)

the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

24

14.2 Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of the OTC Markets or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends the Committee may deem appropriate to include.

14.3 Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a “book entry” system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

ARTICLE 15

Tax Withholding

15.1 In General. The Committee shall cause the Company or Affiliate to withhold any taxes which it determines it is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such Stock Powers and additional information or documentation as may be necessary for the Committee to discharge its obligations under this Section.

15.2 Delivery of Withholding Proceeds. The Committee shall cause the Company or Affiliate to deliver withholding proceeds to the Internal Revenue Service and/or other taxing authority.

ARTICLE 16

General Provisions

16.1 No Implied Rights to Awards, Employment or Directorship. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any individual any right to continued employment or continued directorship with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.

16.2 Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

16.3 Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b 3 of the Exchange Act, as such rule may be amended from time to time (“Rule 16b 3”). All transactions involving any participant subject to Section 16(a) shall be subject to the conditions set forth in Rule 16b 3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b 3 does not apply to such participants.

25

16.4 Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

16.5 Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

16.6 Governing Law. To the extent not preempted by Federal law, this Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act and shall be so construed and administered.

16.7 Compliance with Section 409A of the Code.

(a)

To the extent applicable, it is intended that this Plan and any Awards made hereunder comply with, or be exempt from, the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. This Plan and any Awards made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)

Neither a participant nor any of a participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and Awards hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a participant or for a participant’s benefit under this Plan and Awards made hereunder may not be reduced by, or offset against, any amount owing by a participant to the Company or any of its subsidiaries.

26

(c)

Notwithstanding any provision of this Plan and Awards made hereunder to the contrary, if, at the time of a participant’s separation from service (within the meaning of Section 409A of the Code), (i) the participant is a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

(d)

Notwithstanding any provision of this Plan and Awards hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and Awards made hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, each participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such participant or for such participant’s account in connection with this Plan and Awards made hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to provide any gross-up for the tax consequences of any provision of, or any payment under, this Plan or any Awards hereunder. In addition, neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold any participant harmless from any or all of such taxes or penalties.

ARTICLE 17

Effective Date and Term

Effective Date and Term. The effective date of this Hickok Incorporated Amended and Restated 2013 Omnibus Equity Plan is the date on which the Shareholders of the Company approve it at a duly held stockholders’ meeting (the “Effective Date”). No Award will be granted under this Plan more than 10 years after the Effective Date, but all Awards granted on or prior to such date will continue in effect thereafter subject to the terms

27

Exhibit B

CHARTER OF THE AUDIT COMMITTEE

OF HICKOK INCORPORATED

(Amended and Restated December 17, 2018)

Membership

The Audit Committee (the “Committee”) of the board of directors (the “Board”) of Hickok Incorporated (the “Company”) shall consist of three or more directors. Each member of the Committee shall be independent in accordance with the rules of the Nasdaq Global Market. No member of the Committee can have participated in the preparation of the Company’s or any of its subsidiaries’ financial statements at any time during the past three years.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

Purpose

The purpose of the Committee is to oversee the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements.

The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on: management for the preparation and accuracy of the Company’s financial statements; management for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls. The members of the Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures.

Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

To (1) select and retain an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting, (2) set the compensation of the Company’s independent auditors, (3) oversee the work done by the Company’s independent auditors and (4) terminate the Company’s independent auditors, if necessary.

To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

To approve all audit engagement fees and terms; and to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establish policies and procedures for the Committee’s pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis.

At least annually, to obtain and review a report by the Company’s independent auditors that describes (1) the accounting firm’s internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (3) all relationships between the firm and the Company or any of its subsidiaries; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors.

To assure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm serving as the Company’s independent auditors.

To review and discuss with the Company’s independent auditors (1) the auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the auditors’ risk assessment procedures and (5) when completed, the results, including significant findings, of the annual audit.

To review and discuss with the Company’s independent auditors (1) all critical accounting policies and practices to be used in the audit; (2) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (3) other material written communications between the auditors and management.

To keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company; and to review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

To review with management, and the Company’s independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s processes, controls and procedures and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, controls and procedures.

2

To review and discuss with the Company’s independent auditors any other matters required to be discussed by applicable auditing standards.

To review and discuss with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K before the Form 10-K is filed.

To recommend to the Board that the audited financial statements be included in the Company’s Form 10-K and whether the Form 10-K should be filed with the SEC; and to produce the audit committee report required to be included in the Company’s proxy statement.

To review and, if necessary, discuss with the Company’s independent auditors and management, the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed; and to review and, if necessary, discuss, the Form 10-Q for filing with the SEC.

To establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

To review and discuss with management the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

To monitor compliance with the Company’s Code of Business Conduct and Financial Code of Ethics, to investigate any alleged breach or violation of such codes, and to enforce the provisions of such codes.

To review, with legal counsel, legal and regulatory matters, including legal cases against or regulatory investigations of the Company and its subsidiaries, that could have a significant impact on the Company’s financial statements.

Outside Advisors

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors.

3

The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company’s independent auditors, any other accounting firm engaged to perform services for the Company, any outside counsel and any other advisors to the Committee.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least two (2) times a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board on its discussions and actions, including any significant issues or concerns that arise at its meetings, and shall make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall meet periodically with management and representatives of the Company’s independent auditors, and shall invite such individuals to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. The Committee shall provide sufficient opportunity for representatives of the Company’s independent auditors to meet with the Committee without members of management present, and for the Committee to meet without management and representatives of the Company’s independent auditors present.

Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

4

HICKOK
INCORPORATED

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2019 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 5.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Edward F. Crawford	☐	☐	02 - Matthew V. Crawford	☐	☐	03 - Brian E. Powers	☐	☐
04 - Steven H. Rosen	☐	☐	05 - Kirin M. Smith	☐	☐	06 - Luis E. Jimenez	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of the issuance of Class B Common Shares to First Francis Company Inc. and Roundball LLC.	☐	☐	☐	3. Approval and adoption of Amended and Restated 2013 Omnibus Equity Plan.	☐	☐	☐
4. Ratification of Meaden & Moore, Ltd. as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2019.	☐	☐	☐	5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
64BV 416518

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

031JKA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Hickok Incorporated

+

Notice of 2019 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 10, 2019

Brian E. Powers and Kelly J. Marek, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Hickok Incorporated to be held on May 10, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

+